Exhibit 99.1

NAUTILUS Inc The Transformation, The Progress, The Potential 15th Annual ICR XChange JANUARY 2013

Safe Harbor Statement

This presentation includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the Company’s prospects, resources, capabilities, current or future financial trends or operating results, demand for the Company’s products, future plans for introduction of new products and the anticipated outcome of new business initiatives. Factors that could cause Nautilus, Inc.’s actual results to differ materially from these forward-looking statements include our ability to acquire inventory from sole source foreign manufacturers at acceptable costs, within timely delivery schedules and that meet our quality control standards, availability and price of media time consistent with our cost and audience profile parameters, a decline in consumer spending due to unfavorable economic conditions in one or more of our current or target markets, an adverse change in the availability of credit for our customers who finance their purchases, our ability to pass along vendor raw material price increases and increased shipping costs, our ability to effectively develop, market and sell future products, our ability to protect our intellectual property, and the introduction of competing products. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances.

Unless otherwise indicated, all information regarding our operating results pertain to continuing operations.

Nautilus Highlights At a Glance

Business transformed into a focused, profitable growth oriented model

Significant momentum in profitability improvement

Portfolio of industry leading brands, including the #1 (Bowflex)

Increased new product development initiatives are beginning to deliver results

Unique multi-channel business model capabilities

Cash generation and strong balance sheet (no debt) provides flexibility for growth

The Transformation The Progress The Potential

Business Transformation (2007 to Today)

Business Profile Then Now

Business Units: 3 1 (singular focus)

Operations: Significant Global Ops Lean Structure

20+ facilities

1 major facility

Owned manufacturing

2 warehouses

Employee Base: 1700 330

Financial Discipline: Sales Growth Oriented

Focus on Sales and Profitable Growth

Leveraged and Tightly Controlled Expenses

Balance Sheet: $7.9M Cash $20M Cash $79M Debt No Debt

The Transformation The Progress The Potential

Net Income Progress

Revenue and Net Income

($ Millions)

Net Revenue

$800 $700 $600 $500 $400 $300 $200 $100 $0

$23 $29

$1 $10 - $11* ($23) ($53)

$631 $680 $569 $439 $264 $181 $181 $194

($56)

($91)

$40 $20 $0 ($20) ($40) ($60) ($80) ($100)

Net Income

2005 2006 2007 2008 2009 2010 2011 2012

Net Revenue Net Income / (Loss)

Revenue and Income from both Discontinued and Continuing Operations 2005 thru 2011

* 2012 results are Continuing Operations only, preliminary pending audit

The Transformation The Progress The Potential

Recent Key Metric Improvements

Sales Growth in Excess of Industry Rate

% to prior year

12% 8% 4% 0% -4% -8%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2011 2012

NLS Sales Growth Industry Average*

* Source: 2012 SGMA Data

Increasing Gross Margin and Declining Expense Ratio

GM%

55% 50% 45% 40% 35% 30%

2010

2011

2012

SG&A Expense %

GM% of Sales SG&A Expense % of Sales

Generates Operating Margin Improvement; Approximately 5% in 2012

The Transformation The Progress The Potential

Recent Key Metric Improvements

Operating Income From Continuing Operations

Q1

Millions (USD)

$4.0 $3.0 $2.0 $1.0 $0.0 -$1.0 -$2.0 -$3.0 -$4.0 -$5.0

‘09 ‘10 ‘11 ‘12

Q2

Millions (USD)

0.0 -2.0 -4.0 -6.0 -8.0 -10.0 -12.0 -14.0 -16.0

‘09 ‘10 ‘11 ‘12

Q3

Millions (USD)

1.0 0.5 0.0 -0.5 -1.0 -1.5 -2.0 -2.5 -3.0 -3.5

‘09 ‘10 ‘11 ‘12

Q4

Millions (USD)

10.0 8.0 6.0 4.0 2.0 0.0 -2.0 -4.0 -6.0 -8.0 -10.0

*

‘09 ‘10 ‘11 ‘12

The Trajectory has been Positive

* Q4 2012 results are preliminary, pending audit

The Transformation The Progress The Potential

Strong Cash Generation and Balance Sheet

Direct model allows for growth with little additional working capital

Tight controls on operating expense and working capital provide significant leverage

$16

$14 Debt to EBITDA * 13.0 - 14.0 **

$12

$10

$8

$6 5.1 5.6 7.4 0 $ in millions

$4

$2

$0

-$2

-$4 -2.5

2010 2011 2012

DEBT EBITDA

* Non-GAAP Information, see Nautilus’ website under “Investor Relations” for a reconciliation to GAAP

* Continuing Operations

** Q4 2012 results are preliminary, pending audit

The Transformation The Progress The Potential

Leading Brands Poised for Growth

Strong Brand Equity

Market Leader Position:

Awareness

Quality

Reputation

Customer service

Clearly Differentiated

Bowflex: Innovative, quick and proven results

Nautilus: Authentic, serious fitness

Schwinn: Quality cardio, good value

Universal: American heritage, strength

Growth Opportunity

Expansion:

Alternative Fitness

New Price Points

New Licensing Opportunities

International Markets

BOWFLEX NAUTILUS SCHWINN Universal

Note: Based on National Consumer Research Study Completed in 2011

The Transformation The Progress The Potential

Increased Focus on New Product Development

R&D spend and resources were stepped up in 2011 and 2012

Expansion into new price points and alternative fitness in 2012

– CoreBody Reformer, Peak Fitness

Extensive complementary network of outside idea resources is yielding positive results

Rigorous new product development process ensures market traction and drives improved margins

Sales growth, margin improvement, and product reviews prove that the strategy is working

The Transformation The Progress The Potential

Unique Multi-Channel Business Model

Growth into new categories and price points

Product cascading extends life cycles

Direct

Retail

Licensing

Big market; low share

International opportunities

Leverage Direct Marketing capabilities

High margins

New category opportunities

Helps build brands

Leverage IP assets

Synergies provide additional levers for growth

The Transformation The Progress The Potential

Strategic Goal - Run Rates Generating EPS Growth

Revenue Growth: Sustaining 9 – 10% / Year

Gross Margin Improvement: 3 – 4 Points Higher

Operating Expense Leverage: 1 – 3 Points Better

Operating Income @ 7 – 10%

(increasing at double digit pace)

+

Cash Generation

Strong EPS Growth / Year

The Transformation The Progress The Potential

Why Consider Nautilus?

Base financial performance has been re-established and trajectory is good

Industry has favorable market trends

Strengths and capabilities are leveragable and not easily replicated

Balance sheet provides flexibility for growth

Management team is in place and motivated to deliver

New product development initiatives are just beginning to be harvested

Why Consider Nautilus? The Transformation is complete The Progress is evident The Potential is significant And the Plan is clear and achievable 14

SCHWINN BOWFLEX NAUTILUS Universal Thank you!